                                                                    Exhibit 23.1

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 22, 1999, in Amendment No. 1 to the Registration Statement on Form SB-2 and related Prospectus of WorldQuest Networks, Inc. filed with the Commission on January 7, 2000.

                                          /s/ Ernst and Young LLP

Dallas, Texas

January 5, 2000